UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2007

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15258 (Zip Code)

Registrant’s telephone number, including area code (412) 234-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    8.01 Other Events.

This Form 8-K is being filed for the purpose of filing Exhibit 99.1 hereto.

Item    9.01 Financial Statements and Exhibits.

(d)    Exhibits

The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished or filed herewith as indicated thereon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

By:	/s/ MICHAEL A. BRYSON
Name: Michael A. Bryson Title: Chief Financial Officer

Date: May 10, 2007

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Unaudited Pro Forma Combined Consolidated Financial Information of The Bank of New York Company, Inc. and Mellon Financial Corporation for the three months ended March 31, 2007.	Filed herewith.